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                        MFS(R) HIGH YIELD OPPORTUNITIES FUND

          Supplement to the Current Statement of Additional Information


         Part I, Section VII, "Investment Techniques, Practices and Risks" of MFS High Yield Opportunities Fund's Statement of Additional Information dated June 1, 1999 is amended as follows:

                  The investment objective and principal investment policies of the Fund are described in the Prospectus. In pursuing its investment objective and principal investment policies, the Fund may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without shareholder approval unless indicated otherwise, are identified in Appendix A to the Prospectus, and are more fully described, together with their associated risks, in Part II of this SAI. The following percentage limitations apply to these investment techniques and practices.

o Foreign Securities Exposure (including Emerging Markets) may not exceed 50% of the Fund's net assets.

o        The Fund may invest up to 100% of net assets in Lower Rated Bonds.

o Lending of Portfolio Securities may not exceed 30% of the Fund's net assets.







                 The date of this Supplement is August 23, 1999.